UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		September 18, 2017

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9172	34-1505819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, SUITE 220, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 229-5151
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [ ]

Item 1.01.    Entry Into a Material Definitive Agreement.

On September 18, 2017, NACCO Industries, Inc. ("NACCO") and Hamilton Beach Brands Holding Company ("Hamilton Beach Holding" or "HBBHC"), a wholly owned subsidiary of NACCO, approved the Separation Agreement, the Tax Allocation Agreement, and the Transition Services Agreement. Also on September 18, 2017, NACCO approved the Consulting Agreement between NACCO and Alfred M. Rankin, Jr.

Separation Agreement

Pursuant to the terms of the Separation Agreement, NACCO will spin-off its consumer, commercial and specialty small appliances and specialty retail businesses to the stockholders of NACCO, referred to as the Spin-Off. The Spin-Off is subject to several conditions, including the tax treatment of the Spin-Off, effectiveness of the registration statement under applicable federal securities laws and the listing of the Class A common on the NYSE. The Separation Agreement contains representations and warranties regarding, among others, authorization and validity of the agreement and the facts and actions relating to the tax treatment of the Spin-Off. The Separation Agreement also contains provisions regarding employee matters, directors and officers insurance and indemnification provisions.

Contingent on the conditions contained in the Separation Agreement, NACCO will make a distribution of all of the outstanding shares of Hamilton Beach Holding common stock to holders of NACCO common stock as of 5:00 p.m. Eastern Time on September 26, 2017, the record date. NACCO will distribute one share of Hamilton Beach Holding Class A common stock, par value $0.01 per share, and one share of Hamilton Beach Holding Class B common stock, par value $0.01 per share, for each share of NACCO common stock, whether Class A common stock or Class B common stock.

Tax Allocation Agreement

The Tax Allocation Agreement will generally govern NACCO’s and Hamilton Beach Holding’s respective rights, responsibilities and obligations after the Spin-Off with respect to taxes for any tax period ending on or before the Spin-Off Date, as well as tax periods beginning before and ending after the Spin-Off Date. Generally, under Tax Allocation Agreement, Hamilton Beach Holding will be responsible for the payment of:

•
all income taxes attributable to Hamilton Beach Holding and its subsidiaries that are reported on tax returns for tax periods ending on or before the Spin-Off Date and for tax periods that straddle the Spin-Off Date, and on tax returns for periods beginning after the Spin-Off Date;

•	all non-income taxes reported on tax returns required to be filed by Hamilton Beach Holding or any of its subsidiaries;

•
all taxes arising from a failure of the Spin-Off to qualify for tax-free treatment under the Internal Revenue Code (the “Code”) if such taxes result solely from either an action or failure to act on Hamilton Beach Holding’s part;

•
a portion of taxes arising from a failure of the Spin-Off to qualify for tax-free treatment under the Code if such taxes result from both an action or failure to act on Hamilton Beach Holding’s part and an action or failure to act on NACCO’s part; and

•
a portion of taxes arising from a failure of the Spin-Off to qualify for tax-free treatment under the Code if such taxes do not result from any action or failure to act on Hamilton Beach Holding’s or NACCO’s part.

As subsidiaries of NACCO, Hamilton Beach Holding and each of its domestic subsidiaries has several liability with NACCO for the consolidated U.S. federal income taxes of the NACCO group relating to any taxable periods during which such entity is or was a member of the NACCO consolidated group. Although Hamilton Beach Holding and its subsidiaries will continue to be severally liable with NACCO for such liabilities following the Spin-Off, NACCO will agree to indemnify Hamilton Beach Holding for amounts relating to this liability to the extent of NACCO’s portion of the liability. Though valid as between the parties, the Tax Allocation Agreement will not be binding on the Internal Revenue Service. The Tax Allocation Agreement also will contain restrictions on Hamilton Beach Holding’s ability to take actions that could cause the Spin-Off to fail to qualify as tax-free. These restrictions will apply for the two-year period after the Spin-Off, unless Hamilton Beach Holding obtains the consent of NACCO, a private letter ruling from the Internal Revenue Service or an unqualified opinion of a nationally recognized law firm that such action will not cause the Spin-Off to fail to qualify for tax-free treatment, and such letter ruling or opinion, as the case may be, is acceptable to NACCO.

Moreover, the tax allocation agreement generally will provide that Hamilton Beach Holding is responsible for any taxes imposed on NACCO as a result of the failure of the Spin-Off to qualify as tax-free under the Code if such failure is attributable solely to certain post- Spin-Off actions taken by or in respect of Hamilton Beach Holding.

Transition Services Agreement

Pursuant to the terms of the Transition Services Agreement, NACCO will provide services to Hamilton Beach Holding on a transitional basis, as needed, for varying periods after the Spin-Off Date. The services NACCO will provide include: (i) legal and consulting support relating to employee benefits and compensation matters; (ii) general accounting support, including public company support; (iii) general legal, public company, information technology, insurance and internal audit support (including responding to requests from regulatory and compliance agencies as needed); and (iv) tax compliance and consulting support (including completion of federal audits and appeals through the 2015 tax year; 2017 tax sharing computations; 2017 state income tax return filings for certain operating subsidiaries of NACCO after the Spin-Off and miscellaneous provision and tax return oversight). None of the transition services are expected to exceed one year. Hamilton Beach Holding expects to pay NACCO net aggregate fees of approximately $1 million over the initial term of the Transition Services Agreement.

Consulting Agreement

Under the terms of the Consulting Agreement, Mr. Rankin will retire as the President and Chief Executive Officer of NACCO effective September 30, 2017. In order to facilitate a smooth transition, Mr. Rankin will continue to serve as the Chairman of the Board of Directors of NACCO and Mr. Rankin will support the President and Chief Executive Officer of NACCO upon request. Mr. Rankin will have the sole discretion to determine the work schedule and the manner in which the consulting services will be performed but in no event will he be required to perform services under the Consulting Agreement in excess of twenty (20) hours a month. NACCO shall pay Mr. Rankin a monthly consulting fee of $41,666.67. The Consulting Agreement will continue in effect until September 30, 2018, at which time it will be automatically renewed for successive one (1) year periods unless either party provides written notice of non-renewal to the other party at least thirty (30) days prior to the expiration of the initial term of this Agreement or any renewal term.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described above, the Board of Directors of NACCO has approved the Spin-Off. In the Spin-Off, the NACCO stockholders will receive shares in Hamilton Beach Holding. On September 18, 2017, the Boards of Directors of NACCO and Hamilton Beach Holding, based on recommendations from the Compensation Committees and Nominating and Corporate Governance Committees of NACCO and Hamilton Beach Holding, took several actions in anticipation of the Spin-Off. The effectiveness of each of these actions is contingent on the consummation of the Spin-Off, referred to as the Spin-Off Date.

Departure of, and Appointment of, Directors

James A. Ratner and David F. Taplin will resign from the Board of Directors of NACCO and the boards of directors of NACCO's principal subsidiary (NACoal), effective as of, and contingent upon, the Spin-Off Date.

J.C. Butler, Jr., John S. Dalrymple, Matthew M. Rankin and Timothy K. Light have been elected, effective as of, and contingent upon, the Spin-Off Date, as members of the Board of Directors of NACCO. Mr. Butler, who is the son-in-law of Alfred M. Rankin, Jr., the Chairman, President and Chief Executive Officer of NACCO, will be a member of the Executive Committee of the NACCO Board of Directors. Mr. Dalrymple will be a member of the Nominating and Corporate Governance Committee of the NACCO Board of Directors. Mr. Light will be a member of the Compensation Committee and Audit Review Committee of the NACCO Board of Directors. Messrs. Dalrymple and Light are independent, as such term is defined in the listing standards of the New York Stock Exchange and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, referred to as the Exchange Act.

Messrs. Dalrymple, Rankin and Light will receive an annual retainer, committee fees and other forms of compensation for their services as directors consistent with the compensation of the other non-employee directors, as disclosed in NACCO's definitive proxy statement that was filed on March 27, 2017, Commission File Number 1-9172.

Director compensation

Mr. Rankin, as the Non-Executive Chairman of the Board of NACCO, will receive an annual retainer of $250,000 ($150,000 of which will be paid in restricted shares of NACCO Class A Common Stock under the NACCO Industries, Inc.

Non-Employee Directors’ Equity Compensation Plan and $100,000 of which will be paid in cash). In addition, as a non-employee director, Mr. Rankin will receive (i) $50,000 in company-paid life insurance; (ii) company-paid accidental death and dismemberment insurance for himself and his spouse and (iii) up to $4,000 per year in matching charitable contributions.

HBBHC Director Equity Plan

On September 18, 2017, the HBBHC Board of Directors adopted the HBBHC Non-Employee Directors’ Equity Compensation Plan, referred to as the HBBHC Directors’ Plan, for the benefit of non-employee directors of HBBHC following the Spin-Off. On September 18, 2017, NACCO, the sole shareholder of HBBHC, approved the adoption of the HBBHC Directors’ Plan. Under the HBBHC Directors’ Plan, each non-employee director of HBBHC will receive $90,000 of the $150,000 annual retainer in shares of HBBHC Class A Common. These shares will be fully vested on the date of grant and the director will be entitled to all rights of a stockholder, including the right to vote and receive dividends. However, the shares cannot be assigned, pledged, hypothecated or otherwise transferred by the director, voluntarily or involuntarily, for a period of up to 10 years, subject to certain exceptions. In addition, each director will have the right under the HBBHC Directors’ Plan to receive shares of HBBHC Class A Common instead of cash for up to 100% of the balance of the director’s retainer. These additional shares will not be subject to the transfer restrictions described above.

Appointment and Departure of Executive Officers

On September 18, 2017, the Board of Directors of NACCO appointed the following individuals to the offices indicated which appointments will be effective as of, and contingent upon, the Spin-Off Date:

Name                            Office

J.C. Butler, Jr.                         President and Chief Executive Officer

Thomas A. Maxwell	Vice President - Financial Planning and Analysis and Treasurer

John D. Neumann	Vice President, General Counsel and Secretary

Elizabeth I. Loveman	Vice President and Controller

Sarah E. Fry	Associate General Counsel and Assistant Secretary

Miles B. Haberer	Associate General Counsel

Jesse L. Adkins	Associate Counsel and Assistant Secretary

Alfred M. Rankin, Jr., Chairman, President and Chief Executive Officer of NACCO, will resign effective on the Spin-Off Date as the principal executive officer of NACCO and J.C. Butler, Jr., the newly-appointed President and Chief Executive Officer of NACCO will become the principal executive officer of NACCO at the Spin-Off Date. In addition, effective as of, and conditioned upon, the Spin-Off Date, Gregory H. Trepp, President and Chief Executive Officer of Hamilton Beach Brands, Inc. (HBB) and Chief Executive Officer of The Kitchen Collection, LLC and R. Scott Tidey, Senior Vice President North American Sales & Marketing of HBB, will no longer be named executive officers of NACCO as a result of the Spin-Off.

Compensatory Arrangements for Officers

Mr. Rankin will retire from his employment with NACCO effective September 30, 2017. Following his retirement, Mr. Rankin will serve as nonexecutive Chairman of NACCO and will enter into a consulting agreement with NACCO, effective October 1, 2017, pursuant to which he will be paid $500,000 per year. Following the Spin-Off, Mr. Rankin will be employed by HBBHC as Executive Chairman and will also serve as Chairman of Hamilton Beach Brands, Inc. Mr. Rankin’s base salary rate will be $400,000 per year.  Following the spin-off, Mr. Rankin will no longer receive a cash payment in lieu of perquisites.

Mr. Butler is currently age 56. Mr. Butler has served as an officer of NACCO and its subsidiaries since prior to 2007. Specifically, Mr. Butler has served as: Senior Vice President - Finance, Treasurer and Chief Administrative Officer of NACCO (from October 2012); Vice President - Corporate Development and Treasurer of NACCO (from May 1997 to September 2012); Manager, Corporate Development of NACCO (from May 1995 to April 1997); President and Chief Executive Officer of NACoal (from July 2015 to present); Senior Vice President - Project Development, Administration and Mississippi Operations of NACoal (from July 2014 to July 2015); Senior Vice President, Project Development and Administration of NACoal (from January 2010 to June 2014); and Senior Vice President, Project Development of NACoal (from May 2008 to December 2009).

As of the Spin-Off Date, Mr. Butler will become the President and Chief Executive Officer of NACCO and will continue to be the President and Chief Executive Officer of NACoal. Mr. Butler’s base salary will be increased as of the Spin-Off Date from $566,064 to $630,000. Other than base salary for the remainder of 2017, he will continue to receive the target total compensation that was approved by the NACCO Compensation Committee effective January 1, 2017 as shown on the following table and as further described in NACCO's definitive proxy statement that was filed on March 27, 2017, Commission File Number 1-9172:

	(A)	(B)	(C)	(D)	(A)+(B)+(C)+(D)	Post-Spin 2017 Salary
	Salary	Cash in Lieu of	Short-Term	Long-Term	Target Total
Executive Officer	Midpoint	Perquisites	Plan Target	Plan Target	Compensation
J.C. Butler, Jr.	$672,700	$35,000	$470,890	$1,009,050	$2,187,640	$630,000

Mr. Butler will continue to participate in the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective March 1, 2017), referred to as the NACCO Long-Term Equity Plan, and the NACCO Industries, Inc. Annual Incentive Compensation Plan (Effective September 28, 2012), referred to as the NACCO Short-Term Plan, as described below.

As of the Spin-Off Date, Mr. Trepp’s base salary will be increased from $644,344 to $700,000.
Incentive Compensation Plans

Annual Incentive Compensation Plans

Messrs. Rankin and Butler are currently participants in the NACCO Short-Term Plan. At the beginning of 2017, the NACCO Compensation Committee approved the performance target and objective for the 2017 performance period, as well as the target awards for all participants, including Messrs. Rankin and Butler. Mr. Rankin’s 2017 award under the NACCO Short-Term Plan will be pro-rated based on his pre-spin service with the NACCO-wide group. With respect to Mr. Butler’s 2017 award under the NACCO Short-Term Plan, the NACCO Compensation Committee approved revised weighting under the plan for the post-spin period, such that the weighting for the post-spin period will be based 100% on NACCO performance and 0% on HBBHC performance.

Final incentive award payouts under the NACCO Short-Term Plan for 2017 will be determined by the NACCO Compensation Committee following December 31, 2017 and such awards will be paid during the period from January 1, 2018 through March 15, 2018 to participants in cash, less applicable withholdings.

The HBB Annual Incentive Compensation Plan was amended to make technical changes required as a result of the Spin-Off, including eliminating all references to “NACCO” and adding appropriate references to HBBHC.

Long-Term Incentive Compensation Plans

NACCO Long-Term Plans

Messrs. Rankin and Butler are currently participants in the NACCO Long-Term Equity Plan. At the beginning of 2017, the NACCO Compensation Committee approved the performance target and objective for the 2017 performance period, as well as the target awards for all participants, including Messrs. Rankin and Butler.

With respect to Mr. Rankin’s 2017 award under the NACCO Long-Term Equity Plan, his target award will not change but the NACCO Compensation Committee intends to pro-rate his final 2017 award based on his pre-spin service with the NACCO-wide group. Mr. Rankin will receive a separate, pro-rata award for post-spin service with Hamilton Beach Holding under the Hamilton Beach Brands Holding Company Executive Long-Term Equity Incentive Plan, referred to as the HBBHC Long-Term Equity Plan, as described in more detail below. With respect to Mr. Butler’s 2017 award under the NACCO Long-Term Equity Plan, on September 11, 2017 the NACCO Compensation Committee approved revised weighting under the plan for the post-spin period, such that the weighting for the post-spin period will be based 100% on NACCO performance and 0% on HBBHC performance.
In accordance with the powers granted to the NACCO Compensation Committee under the NACCO Long-Term Equity Plan with respect to making adjustments due to stock splits, reorganizations and similar extraordinary corporate events, the NACCO Compensation Committee approved a change in the method of determining the number of shares that will be distributed for 2017 and 2018 awards by using a formula that takes into account the aggregate stock price of both NACCO and HBBHC shares. Specifically:

▪
The “Average Award Share Price” under the NACCO Long-Term Equity Plan for the 2017 performance period will be calculated as the lesser of (i) $63.232 (the 2016 average) or (ii) the quotient obtained by dividing (I) the sum of (A) the closing price per share of NACCO Class A Common Stock on the NYSE on the Friday (or, if Friday is not a trading date, the last trading day before such Friday) for each week during 2017 prior to the Spin-Off Date, plus (B) the closing price per share of a hypothetical “NACCO/HBBHC Composite Share” on the Friday (or, if Friday is not a trading date, the last trading day before such Friday) for each week during 2017 following the Spin-Off Date, by (II) the number of Fridays (excluding the Spin-Off Date) occurring in calendar year 2017. The NACCO/HBBHC Composite Share value as of any date is determined by adding (X) the value of the post-Spin-Off Date NACCO Class A Common Stock as of the applicable date plus (Y) two times the value of the HBBHC class A common shares as of the applicable date.

▪	Final Award payments under the NACCO Long-Term Equity Plan will be calculated as follows:

1.
The initial aggregate dollar value of the shares to be awarded to a participant under the plan will be determined by (i) dividing the equity portion of the award payout by the Average Award Share Price (as defined above), and (ii) multiplying the resulting amount by the value (using the average of the high and low traded value on the NYSE) of the hypothetical NACCO/HBBHC Composite Share on the date the NACCO Compensation Committee approves the final calculation of the amount of each award to be paid to the participants for the 2017 performance period (the “Determination Date”).

2.
The aggregate dollar value determined in Step (1) above will then be divided by the fair market value (using the average of the high and low traded value on the NYSE) of the NACCO Class A Common Stock on the Determination Date to determine the number of shares of NACCO Class A Common Stock to be issued or transferred to the participant under the plan (subject to any reduction needed to satisfy income tax withholding obligations under the “cashless exercise” feature).

3.	The dollar value of any fractional share amount will be paid in cash.

Similar methodology is expected to be used when calculating the 2018 awards.

HBBHC Long-Term Plans

On September 18, 2017, the HBBHC Board of Directors adopted (1) the HBBHC Long-Term Equity Plan and (2) the Hamilton Beach Brands Holding Company Supplemental Executive Long-Term Incentive Bonus Plan, referred to as the HBBHC Supplemental Equity Plan for the benefit of senior management employees of HBBHC and its subsidiaries after the Spin-Off Date, including Mr. Rankin. On September 18, 2017, NACCO, the sole shareholder of HBBHC, approved the adoption of the HBBHC Long-Term Equity Plan and the HBBHC Supplemental Equity Plan, referred to collectively as the HBBHC Equity Plans.

Dollar-denominated target level awards under the HBBHC Long-Term Equity Plan will be made to participants for performance periods of one or more years (or portions thereof) in amounts determined pursuant to performance goals and a formula that will be based on specified performance objectives. Awards under the HBBHC Long-Term Equity Plan will be paid partly in cash and partly in shares of HBBHC’s Class A common stock, the transfer of which is generally restricted for a period of three, five or ten years, depending on a participant’s Hay points, per the Korn Ferry Hay Group's methodology,
(or such shorter time as determined under the plan). The number of award shares is determined by dividing the stock component of the award by the average share price. For purposes of calculating the average share price for 2017 and 2018 awards, the HBBHC Compensation Committee agreed to use the value of a hypothetical "NACCO/HBBHC Composite Share" in a similar manner as will be used under the NACCO Long-Term Equity Plan.

The terms of the HBBHC Long-Term Equity Plan are substantially identical to the terms of the NACCO Long-Term Equity Plan including, without limitation, the special rules for calculating the average award share price and final awards for the 2017 and 2018 performance periods. The major substantive difference is that non-U.S. participants may be permitted to participate in the HBBHC Long-Term Equity Plan and such non-U.S. participants (if any) may be paid 100% of their award in cash. The maximum amount that may be awarded to a single participant under the HBBHC Long-Term Equity Plan for a single performance period is the greater of $12 million or the fair market value of 500,000 award shares. The number of shares authorized for issuance under the plan is 650,000.

The HBBHC Compensation Committee determined that 100% of the awards under the HBBHC Long-Term Equity Plan for 2017 will be based on HBBHC’s adjusted consolidated return on total capital employed for the period from the Spin-Off Date through December 31, 2017. On the same date, the HBBHC Compensation Committee designated Mr. Rankin as the only participant in the HBBHC Long-Term Equity Plan and approved a 2017 target award for Mr. Rankin. Mr. Rankin’s 2017 target award under the HBBHC Long-Term Equity Plan is pro-rated based solely on service with HBBHC and its subsidiaries following the Spin-Off Date.

The HBBHC Supplemental Equity Plan gives the HBBHC Compensation Committee the discretion to reward key employees, including Mr. Rankin, with equity compensation in the form of HBBHC Class A common stock for extraordinary service or results. The HBBHC Supplemental Equity Plan is substantially identical to the NACCO Supplemental Equity Plan. Shares granted under the HBBHC Supplemental Equity Plan may be subject to transfer restrictions for a period of time selected by the HBBHC Compensation Committee. The maximum amount that may be awarded to a single participant for a calendar year is $1 million. The number of shares authorized for issuance under the HBBHC Supplemental Equity Plan is 100,000.

The existing HBB Long-Term Incentive Compensation Plan was amended to make technical changes required as a result of the Spin-Off, including eliminating all references to “NACCO” and adding appropriate references to HBBHC.

Changes to Executive Retirement Plans

Mr. Rankin is a participant in the NACCO Industries, Inc. Executive Excess Retirement Plan, referred to as the NACCO Excess Retirement Plan. On September 11, 2017, the NACCO Compensation Committee adopted an amendment to the NACCO Excess Retirement Plan which revises the transitional benefit under the plan to provide credit for Mr. Rankin’s pro rata service for 2017 prior to the Spin-Off.

Certain retirement plans of HBB were amended to make technical changes required as a result of the Spin-Off, including eliminating all references to “NACCO” and adding appropriate references to HBBHC.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.1
NACCO Industries, Inc. Executive Excess Retirement Plan (Effective as of September  28, 2012) (incorporated by reference to Exhibit 10.2 to the NACCO Industries, Inc. Current Report on Form 8-K, filed by NACCO Industries, Inc. on September 17, 2012, Commission File Number 1-9172).

10.2**	Amendment No. 1 to NACCO Industries, Inc. Executive Excess Retirement Plan (Effective as of September 28, 2012).
10.3
Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Amended and Restated Effective March  1, 2015) (incorporated herein by reference to Exhibit 10.2 to the NACCO Industries, Inc. Current Report on Form 8-K, filed by NACCO Industries, Inc. on May 18, 2015, Commission File Number 1-9172).

10.4
Amendment No. 1 to Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Amended and Restated Effective March 1, 2015) (incorporated by reference to Exhibit 10.31 to Hamilton Beach Brands Holding Company's Amendment No. 2 to the Registration Statement on Form S-1, dated September 18, 2017, Commission File No. 333-220066).

10.5
The Hamilton Beach Brands, Inc. Annual Incentive Compensation Plan (Effective January  1, 2014) (incorporated herein by reference to Exhibit 10.1 to the NACCO Industries, Inc. Current Report on Form 8-K, filed by NACCO Industries, Inc. on May 9, 2014, Commission File Number 1-9172).

10.6
Amendment No. 1 to The Hamilton Beach Brands, Inc. Annual Incentive Compensation Plan (Effective January 1, 2014) (incorporated by reference to Exhibit 10.32 to Hamilton Beach Brands Holding Company's Amendment No. 2 to the Registration Statement on Form S-1, dated September 18, 2017, Commission File No. 333-220066).

10.7
The Hamilton Beach Brands, Inc. Excess Retirement Plan (As Amended and Restated Effective January  1, 2015) (incorporated herein by reference to Exhibit 10.71 to the NACCO Industries, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2014, Commission File Number 1-9172).

10.8
Amendment No.1 to The Hamilton Beach Brands, Inc. Excess Retirement Plan (As Amended and Restated Effective January  1, 2015) (incorporated herein by reference to Exhibit 10.77 to the NACCO Industries, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2015, Commission File Number 1-9172).

10.9
Amendment No. 2 to The Hamilton Beach Brands, Inc. Excess Retirement Plan (As Amended and Restated Effective January 1, 2015) (incorporated by reference to Exhibit 10.33 to Hamilton Beach Brands Holding Company's Amendment No. 2 to the Registration Statement on Form S-1, dated September 18, 2017, Commission File No. 333-220066).

10.10
Hamilton Beach Brands Holding Company Executive Long-Term Equity Incentive Plan (Effective upon the Spin-Off Date) (incorporated by reference to Exhibit 10.34 to Hamilton Beach Brands Holding Company's Amendment No. 2 to the Registration Statement on Form S-1, dated September 18, 2017, Commission File No. 333-220066).

10.11
Hamilton Beach Brands Holding Company Non-Employee Directors’ Equity Compensation Plan (incorporated by reference to Exhibit 10.35 to Hamilton Beach Brands Holding Company's Amendment No. 2 to the Registration Statement on Form S-1, dated September 18, 2017, Commission File No. 333-220066).

10.12
Form of Cashless Exercise Award Agreement for the Hamilton Beach Brands Holding Company Executive Long-Term Equity Incentive Plan (incorporated by reference to Exhibit 10.36 to Hamilton Beach Brands Holding Company's Amendment No. 2 to the Registration Statement on Form S-1, dated September 18, 2017, Commission File No. 333-220066).

10.13
Form of Non-Cashless Exercise Award Agreement for the Hamilton Beach Brands Holding Company Executive Long-Term Equity Incentive Plan (incorporated by reference to Exhibit 10.37 to Hamilton Beach Brands Holding Company's Amendment No. 2 to the Registration Statement on Form S-1, dated September 18, 2017, Commission File No. 333-220066).

10.14
Hamilton Beach Brands Holding Company Supplemental Executive Long-Term Incentive Bonus Plan (Effective upon the Spin-Off Date) (incorporated by reference to Exhibit 10.38 to Hamilton Beach Brands Holding Company's Amendment No. 2 to the Registration Statement on Form S-1, dated September 18, 2017, Commission File No. 333-220066).

10.15
Form of Award Agreement for the Hamilton Beach Brands Holding Company Supplemental Executive Long-Term Incentive Bonus Plan (incorporated by reference to Exhibit 10.39 to Hamilton Beach Brands Holding Company's Amendment No. 2 to the Registration Statement on Form S-1, dated September 18, 2017, Commission File No. 333-220066).

** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 20, 2017		NACCO INDUSTRIES, INC.

		By:	/s/ Elizabeth I. Loveman
Elizabeth I. Loveman
Vice President and Controller